UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024
_________________
SeaStar Medical Holding Corporation
(Exact name of registrant as specified in its charter)
_____________________
Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd., Suite 410 Denver, Colorado	80216
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (813) 222-8996
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, 0.0001 Par Value Member	ICU	NASDAQ
Warrants Each Whole Warrant Exercisable For One Share Of Common Stock For 11.50 Per Share Member	ICUCW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On January 26, 2024, SeaStar Medical Holdings Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”), pursuant to which the Company will issue to the Purchaser, (i) in a registered direct offering, 6,304,545 shares of the Company’s common stock (the “Shares”), par value $0.0001 per share (“Common Stock”), and pre-funded warrants to purchase 4,536,216 shares of Common Stock (the “Pre-Funded Warrants”) with an exercise price of $0.0001 per share, and (ii) in a concurrent private placement, series A warrants to purchase 10,840,761 shares of Common Stock (the “Series A Common Warrants”) and series B warrants to purchase 5,420,381 shares of Common Stock (the “Series B Common Warrants” and together with the Series A Common Warrants, the “Common Warrants”) each with an exercise price of $0.8302. Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.”

The Company expects to receive aggregate gross proceeds from the Transactions of approximately $9.0 million, before deducting fees to the Placement Agent (as defined below) and other estimated offering expenses payable by the Company. The Shares, the Pre-Funded Warrants and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”) are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-275968), which was declared effective on December 22, 2023 (the “Registration Statement”). The Common Warrants and the shares of Common Stock issuable upon exercise of the Common Warrants (the “Common Warrant Shares”) are being issued in a concurrent private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The Common Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants (the “Stockholder Approval Date”).  The Series A Common Warrants will expire on the fifth anniversary of the Stockholder Approval Date and the Series B Common Warrants will expire on the 12 month anniversary of the Stockholder Approval Date. The Pre-Funded Warrants will not expire and will be exercisable commencing on the date of issuance and at any time until all of the Pre-Funded Warrants are exercised in full.

The Company has agreed to file a registration statement to register the resale of the Common Warrant Shares no later than 30 calendar days of the Stockholder Approval Date and to use commercially reasonable efforts to cause such registration statement to become effective within 90 days following the Stockholder Approval Date  and to maintain such effectiveness until no Purchaser owns any Common Warrants or Common Warrant Shares (as defined in the Purchase Agreement) issuable upon exercise thereof. The Purchaser has agreed not to resell or distribute the Common Warrants or the Common Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

Maxim Group LLC acted as the placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the Transactions pursuant to the Placement Agency Agreement, dated January 26, 2024 (the “Placement Agency Agreement”), by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 7% of the aggregate gross proceeds paid to the Company for the securities sold in the Transactions and reimbursement of certain out-of-pocket expenses. In addition, the Placement Agent will receive warrants to purchase Common Stock (the “PA Warrants”) covering a number of shares equal to 5% of the total number of Shares sold in the Transactions. The PA Warrants will be exercisable commencing six months after the Closing (as defined in the Placement Agency Agreement) and will expire five years after such date.  The PA Warrants are exercisable at a price equal to 110.0% of the offering price in connection with the Placement (as defined in the Placement Agency Agreement).

The foregoing summaries of the Transactions, the securities to be issued in connection therewith, the Purchase Agreement, the Placement Agency Agreement, the Pre-Funded Warrants and the Common Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1, respectively, and are each incorporated herein by reference.

Convertible Notes
In March 2023, the Company entered into a securities purchase agreement with an institutional investor (as amended from time to time, the “March 2023 SPA”) for the purchase and sale of convertible notes and warrants (together with the March 2023 SPA, the “Note Documents”).  Pursuant to the terms of the Note Documents, the institutional investor has an option to redeem all or a portion of the outstanding notes in connection with any subsequent financing of the Company, in an amount of up to 20% of the net proceeds of such subsequent financing (the “Optional Redemption Rights”). In connection with this offering, the institutional investor agreed to waive its Optional Redemption Rights and any event of default that may arise thereunder with respect to this offering and suspend the Optional Redemption Rights for a period of sixty (60) days following the closing of this offering (the “Suspension Period”), and the Company granted the institutional investor a right to redeem all or a portion of the then outstanding Conversion Amount (as defined in the Note Documents) within three (3) trading days after the Suspension Period at an amount equal to 200% of the Conversion Amount.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure regarding the Common Warrants and Common Warrant Shares set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 8.01. Other Events

On January 26, 2024, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Placement Agency Agreement, dated January 26, 2024, by and among the Company and Maxim Group LLC

4.1	Form of Pre-Funded Warrant to Purchase Common Stock

4.2	Form of Series A Common Stock Purchase Warrant to Purchase Common Stock

4.3	Form of Series B Common Stock Purchase Warrant to Purchase Common Stock

10.1	Form of Securities Purchase Agreement by and among the Company and the party thereto

99.1	Press Release dated January 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASTAR MEDICAL HOLDING CORPORATION

Date: January 30, 2024	By:	/s/ Eric Schlorff
Name: Eric Schlorff
Title: Chief Executive Officer